UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 12, 2005

                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
               (Exact Name of Registrant as Specified in Charter)


        Not Applicable               333-113140                  75-3158926
(State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)            File Number)             Identification No.)


                             287 Carrizo Canyon Road
                           Mescalero, New Mexico 88340
                    (Address of Principal Executive Offices)


                                 (505) 464-7004
                         (Registrant's Telephone Number)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENTS OF PRINCIPAL OFFICERS.

APPOINTMENT OF CHIEF OPERATING OFFICER

(c) On September 12, 2005, the Management Board of IMG Resort and Casino ("IMGRC") appointed Brian Parrish as Chief Operating Officer. Mr. Parrish, 43, joined IMGRC in January 2003 as Director of Marketing and was appointed acting Chief Operating Officer on July 22, 2005. Prior to joining IMGRC, Mr. Parrish served as Vice President of Marketing at the Venetian Resort Hotel Casino in Las Vegas, Nevada from 2000 to 2002 and as Vice President of Hotel Operations and Regional Marketing of the Boyd Gaming Corporation from 1999 to 2000. A copy of the press release announcing Mr. Parrish's appointment is attached as Exhibit
99.1 to this report on Form 8-K.

Pursuant to an employment agreement dated December 2002, Mr. Parrish provides services to IMGRC until April 30, 2008. The agreement provides that either Mr. Parrish or IMGRC may terminate the agreement for any reason whatsoever. If either Mr. Parrish or IMGRC terminates the agreement involuntarily, IMGRC is obligated to pay Mr. Parrish the then current monthly base salary, benefits and allowance continuation for a period of six months or until Mr. Parrish has secured employment with another employer. IMGRC is not required to pay any compensation if Mr. Parrish terminates the agreement voluntarily. Mr. Parrish receives an annual salary of $181,105, as well as a bonus based on one-quarter of one percent (.25%) of the adjusted net profits of IMGRC's resort operations.

APPOINTMENT OF ACTING CHIEF FINANCIAL OFFICER

On September 12, 2005, the Management Board of IMGRC appointed Lance Kintz, 48, as acting Chief Financial Officer of IMGRC. Prior to his appointment as acting Chief Financial Officer, Mr. Kintz had been retained by IMGRC to assist with its financial reporting responsibilities in connection with the departure of IMGRC's former Chief Financial Officer. Prior to joining IMGRC, Mr. Kintz, provided consulting services to SageTree Consulting as President and Owner from 2001 to August 2005. Prior to his experience with SageTree Consulting, Mr. Kintz provided services to Phoenix Newspapers, Inc., Gannett Corp. as Controller/Financial Planning Director from 1999 to 2001. A copy of the press release announcing Mr. Kintz's appointment is attached as Exhibit 99.1 to this report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1     Press Release of IMGRC, dated September 15, 2005.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 15, 2005                  Inn of the Mountain Gods Resort and Casino




                                    /s/ Brian D. Parrish
                                    --------------------------------------------
                                    By: Brian D. Parrish
                                    Its: Chief Operating Officer

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                                  EXHIBIT INDEX

EXHIBITS

99.1     Press release dated September 15, 2005.